UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________
FORM 8-K
 ________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 16, 2018
  ________________________________________________
AMEREN CORPORATION
(Exact name of registrant as specified in its charter)
  ________________________________________________

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1901 Chouteau Avenue, St. Louis, Missouri 63103
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (314) 621-3222
 ________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition.
On February 16, 2018, Ameren Corporation (“Ameren”) issued a press release announcing its earnings for the fourth quarter and fiscal year ended December 31, 2017, and providing 2018 earnings guidance. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Ameren under the Securities Act of 1933 or the Exchange Act.

ITEM 8.01	Other Events.
In its press release dated February 16, 2018, Ameren disclosed the following unaudited consolidated financial statements: Statement of Income for the three months and twelve months ended December 31, 2017 and December 31, 2016, Balance Sheet at December 31, 2017 and December 31, 2016, and Statement of Cash Flows for the twelve months ended December 31, 2017 and December 31, 2016. The foregoing consolidated financial statements are attached as Exhibit 99.2 and Ameren hereby incorporates such consolidated financial statements into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number:	Title:

99.1*	Press release regarding earnings for the year and quarter ended December 31, 2017, and providing 2018 earnings guidance, issued on February 16, 2018, by Ameren.

99.2
Ameren’s unaudited consolidated Statement of Income for the three months and twelve months ended December 31, 2017 and December 31, 2016, Balance Sheet at December 31, 2017 and December 31, 2016, and Statement of Cash Flows for the twelve months ended December 31, 2017 and December 31, 2016.

* Exhibit 99.1 is intended to be deemed furnished rather than filed pursuant to General Instruction B.2. of Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Ameren has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By: /s/ Martin J. Lyons, Jr.___________________________
Name: Martin J. Lyons, Jr.
Title: Executive Vice President and Chief Financial Officer
Date: February 16, 2018